UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2020

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas	76210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (940) 898-7500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2020, Aaron E. Alt notified Sally Beauty Holdings, Inc. (the “Company”) that he is resigning from his position as Senior Vice President, Chief Financial Officer and President of Sally Beauty Supply. He will remain with the Company through November 29, 2020 and thereafter will leave to pursue another opportunity. Mr. Alt’s resignation was not the result of any disagreement with the Company regarding its operations, policies, practices or otherwise.

The Board of Directors of the Company appointed Ms. Marlo Cormier as Chief Financial Officer of the Company, effective November 16, 2020. Ms. Cormier, age 49, has been the Senior Vice President, Finance and Chief Accounting Officer since April 2020. Prior to joining the Company, Ms. Cormier was the Senior Vice President, Corporate Finance and Chief Accounting Officer at Fossil Group, Inc. from 2013 to 2020. Prior to Fossil Group, Ms. Cormier served in various executive roles at Callaway Golf from 2001 to 2013, including Vice President and Chief Accounting Officer. Ms. Cormier has a Bachelor’s degree in Business Administration from Oregon State University and is a Certified Public Accountant with 7 years of experience with Deloitte where she held the position of Manager, Accounting and Audit Services.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Cormier and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Cormier and the Company that would be required to be reported.

In addition, the Board appointed Ms. Mary Beth Edwards, the Company’s current Group Vice President, Global Sourcing, to Senior Vice President, Chief Information Officer and Chief Transformation Officer and Mr. John Goss, the Company’s current Group Vice President and Head of Stores and Operations for Sally Beauty Supply, to Senior Vice President and President of Sally Beauty Supply, in each case effective November 16, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

November 17, 2020	By:	/S/ CHRISTIAN A. BRICKMAN
	Name:	Christian A. Brickman
	Title:	President and Chief Executive Officer